AST Small Cap Equity Portfolio Annual Fund Operating Expenses - AST Small Cap Equity Portfolio - No Share Class	Dec. 31, 2025 [1]
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses (as a percentage of Assets):	0.03%
Acquired Fund Fees and Expenses	0.03%
Expenses (as a percentage of Assets)	1.01%

[1]	Any differences in total annual portfolio operating expenses shown in the table above and the corresponding expense ratio (both before and after fee waiver and/or expense reimbursement) in the Portfolio’s Financial Highlights are attributable to a change in the contractual waiver during or after the most recent fiscal year end and Acquired Fund Fees and Expenses, which are not required to be disclosed in the Portfolio’s Financial Highlights.